Exhibit (j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Securities Trust on Form N-1A ("Registration Statement") of our report dated July 29, 2010, relating to the financial statements and financial highlights which appears in the May 31, 2010 Annual Report to Shareholders of DWS Climate Change Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
April 28, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Securities Trust on Form N-1A ("Registration Statement") of our report dated August 20, 2010, relating to the financial statements and financial highlights which appears in the June 30, 2010 Annual Report to Shareholders of DWS Enhanced Commodity Strategy Fund (formerly of DWS Institutional Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
April 28, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Securities Trust on Form N-1A ("Registration Statement") of our report dated July 23, 2010, relating to the financial statements and financial highlights which appears in the May 31, 2010 Annual Report to Shareholders of DWS Health Care Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
April 28, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Securities Trust on Form N-1A (“Registration Statement”) of our report dated February 24, 2011 relating to the financial statements and financial highlights which appears in the December 31, 2010 Annual Report to Shareholders of DWS Communications Fund (formerly of DWS Communications Fund, Inc.), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Securities Trust on Form N-1A (“Registration Statement”) of our report dated February 24, 2011 relating to the financial statements and financial highlights which appears in the December 31, 2010 Annual Report to Shareholders of DWS RREEF Global Real Estate Securities Fund (formerly of DWS Advisor Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Securities Trust on Form N-1A (“Registration Statement”) of our report dated February 24, 2011 relating to the financial statements and financial highlights which appears in the December 31, 2010 Annual Report to Shareholders of DWS RREEF Real Estate Securities Fund (formerly of DWS Advisor Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2011